                                                                    EXHIBIT 99.3


                       DENTAL CARE PLUS MANAGEMENT, CORP.
                                 Balance Sheet
                                 March 31, 1996
                                  (Unaudited)





                   ASSETS

      Current assets:
        Cash and cash equivalents                             $ (321,563)
        Premiums receivable                                      648,535
        Prepaid expenses                                          40,673
        Other receivables                                         85,605
        Income taxes receivable                                  104,500
                                                              ----------
           Total current assets                                  557,750
                                                              ----------
      Property and equipment, net of accumulated depreciation    329,416
      Intangibles, net of accumulated amortization               114,000
      Other assets                                                58,947
                                                              ----------
                                                              $1,060,113
                                                              ==========

        LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

     Current liabilities:
        Current portion of notes payable                      $  404,701
        Short-term borrowings                                    100,000
        Claims payable
        Accounts payable                                         305,397
        Accrued expenses                                         209,302
        Due to affiliates                                        777,907
                                                              ----------
           Total current liabilities                           1,797,307
                                                              ----------

     Shareholders' equity:
        Common stock                                               1,000
        Additional paid-in capital                               250,000
        Retained earnings (deficit)                             (988,194)
                                                              ----------
           Total shareholders' equity (deficit)                 (737,194)
                                                              ----------
                                                              $1,060,113
                                                              ==========

The accompanying notes are an integral part of these financial statements.

                       DENTAL CARE PLUS MANAGEMENT, CORP.
                            Statements of Operations
               For the Three Months Ended March 31, 1996 and 1995
                                  (Unaudited)


                                                        1996        1995
                                                     ----------   ---------
    Revenues:
      Premiums                                       $  195,767   1,191,123
      Administrative fees                               553,149     506,202
      Administrative and other fees from affiliates   1,622,317     990,873
                                                     ----------   ---------
         Total revenue                                2,371,233   2,688,198
                                                     ----------   ---------
    Expenses:
      Selling, general, and administrative            1,806,955   1,223,224
      Administrative and other expenses to affiliates   917,329     937,529
      Professional services                                         405,061
      Depreciation and amortization                      44,979      80,410
      Interest                                           15,234       9,434
                                                     ----------   ---------
         Total expenses                               2,784,497   2,655,658
                                                     ----------   ---------

    Income (loss) before income taxes                  (413,264)     32,540
    Income tax expense                                        -      12,492
                                                     ----------   ---------
         Net income (loss)                           $ (413,264)     20,048
                                                     ==========   =========


    Earnings (loss) per share                        $  (413.26)      20.05
                                                     ==========   =========

    Weighted average common shares outstanding            1,000       1,000
                                                     ==========   =========



   The accompanying notes are an integral part of these financial statements.

                       DENTAL CARE PLUS MANAGEMENT, CORP.
                            Statements of Cash Flows
               For the Three Months Ended March 31, 1996 and 1995
                                  (Unaudited)



                                                                                1996      1995
                                                                             ---------   -------
Cash flows from operating activities:
Net income (loss)                                                            $(413,264)   20,048
Adjustments to reconcile net income (loss) to net cash
   provided by (used in) operating activities:
   Depreciation and amortization                                                44,979    80,410
   Deferred tax expense                                                                   83,879
   Changes in assets and liabilities:
       Premiums receivable                                                    (606,259)   27,742
       Other receivables                                                       (12,348)  (30,220)
       Prepaid expenses                                                        196,980   (34,093)
       Other assets                                                            (22,902)  (43,814)
       Income taxes payable                                                              (29,414)
       Accounts payable                                                         12,172    (3,116)
       Accrued expenses                                                         97,795    61,040
       Claims payable                                                                    (55,000)
       Due from/to affiliates                                                  674,048     8,035
                                                                             ---------   -------
           Net cash provided by (used in) operating activities                 (28,799)   85,497
                                                                             ----------  -------

Net cash used in investing activities--acquisition of property
   and equipment                                                               (26,486)  (56,309)
                                                                             ---------   -------

Net cash used in financing activities--repayment of
   notes payable                                                              (309,108)  (81,013)
                                                                             ---------   -------

Decrease in cash and cash equivalents                                         (364,393)  (51,825)
Cash and cash equivalents, beginning of period                                  42,830   311,525
                                                                             ---------   -------
Cash and cash equivalents, end of period                                     $(321,563)  259,700
                                                                             =========   =======

Supplemental disclosures of cash flow information:
Cash paid during the period for:
   Interest                                                                  $  15,234     9,434
                                                                             =========   =======

   Income taxes                                                              $       0    41,906
                                                                             =========   =======



The accompanying notes are an integral part of these financial statements.

                       DENTAL CARE PLUS MANAGEMENT, CORP.
                         Notes to Financial Statements
                                 March 31, 1996

1.  BASIS OF PRESENTATION

The unaudited balance sheet as of March 31, 1996 and the unaudited statements of operations and cash flows for the three months ended March 31, 1996 and 1995, in the opinion of management, have been prepared on the same basis as the audited financial statements and include all significant adjustments, consisting of normal recurring adjustments, necessary for the fair presentation of the results of the interim periods. The data disclosed in these notes to the financial statements for these periods are also unaudited. The financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto as of December 31, 1995 and 1994, and the years then ended. Operating results of Dental Care Plus Management, Corp. for the three months ended March 31, 1996 and 1995, are not necessarily indicative of the results that may be expected for the entire years ending December 31, 1996 and 1995, respectively.

2.  SUBSEQUENT EVENT

     On May 8, 1996, Dental Care Plus Management, Corp. and its affiliate, I.H.C.S., Inc. were sold to CompDent Corporation for aggregate consideration of approximately $38 million.